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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                          JULY 21, 2000 (JULY 19, 2000)
               (Date of Report (date of earliest event reported))


                               CENDANT CORPORATION
             (Exact name of Registrant as specified in its charter)

            DELAWARE                     1-10308                06-0918165
  (State or other jurisdiction    (Commission File No.)      (I.R.S. Employer
of incorporation or organization)                         Identification Number)

               9 WEST 57TH STREET
                  NEW YORK, NY                                    10019
    (Address of principal executive office)                     (Zip Code)

                                 (212) 413-1800
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

                  Earnings Release. On July 19, 2000, we reported our 2000 second quarter results which are discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.

ITEM 7. EXHIBITS

                  See Exhibit Index.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CENDANT CORPORATION



                                BY: /s/ Jon F. Danski
                                    -----------------------------------------
                                        Jon F. Danski
                                        Executive Vice President, Finance and
                                        Chief Accounting Officer

Date:  July 21, 2000



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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                   REPORT DATED JULY 21, 2000 (JULY 19, 2000)

                                  EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION
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99.1              Press Release:  Cendant Reports Second Quarter 2000 Results



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